                                                                    Exhibit 4.12
                       ---------------------------------------------------------

                              [LOGO OF GREYROCK]



                            SECURED PROMISSORY NOTE



$1,500,000                 Los Angeles, California                 July 29, 1998



     FOR VALUE RECEIVED, the undersigned (the Borrower) promises to pay to the order of GREYROCK BUSINESS CREDIT (GBC), at 10880 Wilshire Blvd. Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $1,500,000, plus interest as hereinafter provided, on the earlier of the following dates (the Maturity Date): (i) July 29, 1999, or
(ii) the date after the date hereof that the Borrower receives the proceeds of the issuance of additional equity securities or subordinated debt securities (other than (i) shares of stock issued pursuant to any employee stock purchase plan of the Borrower permitted under the Loan and Security Agreement between the Borrower and GBC dated July 29, 1998 (the Loan Agreement), or (ii) shares of stock issued pursuant to any stock plan approved by Board of Directors of Borrower providing for issuances to employees, consultants and directors of Borrower; or (iii) securities issued upon the exercise or conversion of exercisable or convertible securities outstanding as of the date of this Note; or (iv) securities issued substantially concurrently herewith in connection with a $3,000,000 private placement by the Borrower), or (iii) the date the Loan Agreement terminates by its terms or is terminated by either party in accordance with its terms. On the Maturity Date the entire remaining unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable.

     This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the following: A rate equal to the "Prime Rate" plus 2% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest "Prime Rate" in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum "Prime Rate" shall have the meaning set forth in the Loan Agreement. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Accrued interest on this Note shall be payable monthly, in addition to the principal payments provided above, commencing on July 29, 1998, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

     In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or Event of Default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between the Borrower and GBC (collectively, Events of Default), GBC may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by GBC after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of GBC to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to costs and fees referred to hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity GBC shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     The Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by GBC in connection with or related to this Note, or its enforcement, whether or not suit be brought. The Borrower hereby waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and the Borrower hereby waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Loan Agreement and all other present and future security agreements between the Borrower and GBC. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between the Borrower and GBC, and all of GBC's rights and remedies hereunder and thereunder are cumulative.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of GBC, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

GBC AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GBC AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GBC OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GBC OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

  This Note is payable in, and shall be governed by the laws of, the State of California.


                                    MPATH INTERACTIVE, INC.

                                       /s/ Lynn Heublein
                                    By __________________________________
                                                        Vice-President

                                        /s/ Jeffrey Y. Suto
                                    By __________________________________
                                                            Secretary

                            SECURED PROMISSORY NOTE



$257,291.63                 Los Angeles, California             November 5, 1998


     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of GREYROCK CAPITAL ("Greyrock"), at 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $257,291.63, plus interest as hereinafter provided, as follows: (i) forty seven (47) consecutive monthly principal installments in the amount of $5,360.24 each, commencing December 31, 1998, and continuing on the last day of each succeeding month; and (ii) one final installment on November 30, 2002, in the amount of the entire unpaid principal balance of this Note, plus any and all accrued and unpaid interest. Notwithstanding the foregoing, the entire unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable immediately upon any termination of that certain Loan and Security Agreement dated on or about July 29, 1998, by and between Borrower and Greyrock (the Loan Agreement"). Each initially capitalized term used herein but not defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     This Note shall bear interest on the unpaid principal balance hereof from time to time out-standing at a rate equal to the Prime Rate plus 2% per annum, calculated on the basis Of a 360-day year for the actual number of days elapsed. The interest rate shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest Prime Rate in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Accrued interest on this Note shall be payable monthly, in addition to the principal payments provided above, commencing on December 31, 1998, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

     In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or Event of Default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between Borrower and Greyrock (collectively, "Events of Default"), Greyrock may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Greyrock after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to costs and fees hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

     GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

This Note is payable in, and shall be governed by the laws of, the State of California.


                              MPATH INTERACTIVE, INC.

                                 /s/ Paul Matteucci
                              By ___________________________________
                                                          President


                              By ___________________________________
                                                          Secretary


                                      3-

This Note is payable in, and shall be governed by the laws of, the State of California.


                              MPATH INTERACTIVE, INC.



                              By ___________________________________
                                                          President

                                 /s/ Jeffrey Y. Suto
                              By ___________________________________
                                                          Secretary


                                      3-

                              [LOGO OF GREYROCK]



                            SECURED PROMISSORY NOTE



$81,404.11                  Los Angeles, California            December 24, 1998


     FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of GREYROCK CAPITAL ("Greyrock"), at 10880 Wilshire Blvd., Suite 950, Los Angeles, CA 90024, or at such other address as the holder of this Note shall direct, the principal sum of $81,404.11, plus interest as hereinafter provided, as follows' (i) forty seven (47) consecutive monthly principal installments in the amount of $1,695.92 each, commencing January 31, 1999, and continuing on the last clay of each succeeding month; and (ii) one final installment on December 31, 2002, in the amount of the entire unpaid principal balance of this Note, plus any and all accrued and unpaid interest. Notwithstanding the foregoing, the entire unpaid principal balance of this Note, plus any and all accrued and unpaid interest, shall be due and payable immediately upon any termination of that certain Loan and Security Agreement dated on or about July 29, 1998, by and between Borrower and Greyrock (the Loan Agreement"). Each initially capitalized term used herein but not defined herein shall have the meaning ascribed thereto in the Loan Agreement.

     This Note shall bear interest on the unpaid principal balance hereof from time to time outstanding at a rate equal to the Prime Rate plus 2% per annum, calculated on the basis of a 360-day year for the actual number of days elapsed. The interest rate shall be adjusted monthly as of the first day of each month, and the interest to be charged for each month shall be based on the highest Prime Rate in effect during said month, but in no event shall the rate of interest charged on any Loans in any month be less than 8% per annum. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

     Accrued interest on this Note shall be payable monthly, in addition to the principal payments provided above, commencing on January 31, 1999, and continuing on the last day of each succeeding month. Any accrued interest not paid when due shall bear interest at the same rate as the principal hereunder.

     Principal of and interest on this Note shall be payable in lawful money of the United States of America. If a payment hereunder becomes due and payable on a Saturday, Sunday or legal holiday, the due date thereof shall be extended to the next succeeding business day, and interest shall be payable thereon during such extension.

     In the event any payment of principal or interest on this Note is not paid in full when due, or if any other default or Event of Default occurs hereunder, under the Loan Agreement or under any other present or future instrument, document, or agreement between Borrower and Greyrock (collectively, "Events of Default"), Greyrock may, at its option, at any time thereafter, declare the entire unpaid principal balance of this Note plus all accrued interest to be immediately due and payable, without notice or demand. The acceptance of any installment of principal or interest by Greyrock after the time when it becomes due, as herein specified, shall not be held to establish a custom, or to waive any rights of to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to costs and fees hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

     GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     This Note is payable in, and shall be governed by the laws of, the State of California.



                              MPATH INTERACTIVE, INC.



                              By /s/ Lynn Heublein
                                 ___________________________________
                                                          President


                              By
                                 ___________________________________
                                                          Secretary


                                        Legal-Approved as to Form

                                  /s/ Murray R. Vince
                                 ------------------------------------
of to enforce payment when due of any further installments or any other rights, nor shall any failure or delay to exercise any rights be held to waive the same.

     All payments hereunder are to be applied first to costs and fees hereunder, second to the payment of accrued interest and the remaining balance to the payment of principal. Any principal prepayment hereunder shall be applied against principal payments in the inverse order of maturity. Greyrock shall have the continuing and exclusive right to apply or reverse and reapply any and all payments hereunder.

     Borrower agrees to pay all costs and expenses (including without limitation attorney's fees) incurred by Greyrock in connection with or related to this Note, or its enforcement, whether or not suit be brought. Borrower waives presentment, demand for payment, notice of dishonor, notice of nonpayment, protest, notice of protest, and any and all other notices and demands in connection with the delivery, acceptance, performance, default, or enforcement of this Note, and Borrower waives the benefits of any statute of limitations with respect to any action to enforce, or otherwise related to, this Note.

     This Note is secured by the Loan Agreement and all other present and future security agreements between Borrower and Greyrock. Nothing herein shall be deemed to limit any of the terms or provisions of the Loan Agreement or any other present or future document, instrument or agreement, between Borrower and, and all of Greyrock's rights and remedies hereunder and thereunder are cumulative.

     In the event any one or more of the provisions of this Note shall for any reason be held to be invalid, illegal or unenforceable, the same shall not affect any other provision of this Note and the remaining provisions of this Note shall remain in full force and effect.

     No waiver or modification of any of the terms or provisions of this Note shall be valid or binding unless set forth in a writing signed by a duly authorized officer of Greyrock, and then only to the extent 'therein specifically set forth. If more than one person executes this Note, their obligations hereunder shall be joint and several.

     GREYROCK AND BORROWER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO: (i) THIS NOTE; OR (ii) ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN GREYROCK AND BORROWER; OR (iii) ANY CONDUCT, ACTS OR OMISSIONS OF GREYROCK OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH GREYROCK OR BORROWER; IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     This Note is payable in, and shall be governed by the laws of, the State of California.



                              MPATH INTERACTIVE, INC.



                              By
                                 -----------------------------------
                                                          President


                              By  /s/ Jeffrey Y. Suto
                                 -----------------------------------
                                                          Secretary


                                        Legal-Approved as to Form

                                  /s/
                                 -----------------------------------



                                      2-